Vanguard Treasury Money Market Fund
Supplement Dated March 10, 2021, to the Prospectus Dated December 22, 2020
Prospectus Text Changes
The following replaces the third paragraph under the heading “The Funds and Vanguard” in the More on the Funds section:
Vanguard and the Fund’s Board have voluntarily agreed to temporarily limit certain net operating expenses for Vanguard Cash Reserves Federal Money Market Fund’s Investor Shares and Admiral Shares in excess of their respective daily yields so as to maintain a zero or positive yield. Vanguard and the Funds’ Boards have also voluntarily agreed to temporarily limit certain net operating expenses for each of Vanguard Federal Money Market Fund and Vanguard Treasury Money Market Fund in excess of each Fund’s daily yield so as to maintain a zero or positive yield for the Fund. Vanguard and the Funds’ Boards may terminate such temporary expense limitations at any time.
 © 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 030Q 032021